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                                                                    EXHIBIT 99.1



               NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION
              STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
                             AS OF AUGUST 14, 1997
                 AND RELATED STATEMENT OF REVENUES AND EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
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REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Lamar Advertising Company

We have audited the accompanying statement of assets acquired and liabilities assumed of National Advertising Company - Lamar Acquisition as of August 14, 1997, and the related statement of revenues and expenses for the years ended December 31, 1996 and 1995. These financial statements have been prepared on the basis described in Note 1 and are the responsibility of Outdoor Systems, Inc.'s ("OSI") and Lamar Advertising Company's ("Lamar") managements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the aforementioned financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1, the accompanying financial statements have been prepared pursuant to the Asset Purchase Agreement described in Note 1, and are not intended to be a complete presentation of the assets and liabilities and revenues and expenses applicable to the portion of National Advertising Company's business acquired by Lamar from OSI.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the assets acquired and liabilities assumed of National Advertising Company - Lamar Acquisition as of August 14, 1997, and the revenues and expenses for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


                                                /s/ Coopers & Lybrand L.L.P.


Chicago, Illinois
October 17, 1997


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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED as of August 14, 1997


(in 000's)

                                ASSETS ACQUIRED

Current assets:
  Trade receivables, less allowance of $156                         $ 2,550
  Inventories                                                            72
  Prepaid land rents, current portion                                 1,863
  Other current assets                                                   93
                                                                    -------
        Total current assets                                          4,578
Property, plant and equipment, net                                   13,444
Prepaid land rents, non-current portion                                 456
                                                                    -------
        Total assets acquired                                        18,478
                                                                    -------
                              LIABILITIES ASSUMED
Current liabilities:
  Trade accounts payable                                            $   227
  Accrued payroll and related expenses                                   93
  Deferred revenue                                                      142
  Accrued worker's compensation                                         214
  Accrued property taxes                                                161
  Other current liabilities                                              95
                                                                    -------
        Total liabilities assumed                                       932
                                                                    -------
               Net assets acquired                                  $17,546
                                                                    =======



    The accompanying notes are an integral part of the financial statements.


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

NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

STATEMENT OF REVENUES AND EXPENSES
for the years ended December 31, 1996 and 1995


(in 000's)

                                           June 30,       December 31,   December 31,
                                             1997             1996           1995
                                        --------------   ------------   ------------
                                         (unaudited)
Revenues                                  $12,053           $26,914      $25,155
Agency commissions                         (1,493)           (3,611)      (3,386)
                                          -------           -------      -------
       Net revenues                        10,560            23,303       21,769

Operating expenses:
  Direct advertising                        6,142            13,382       12,472
  Selling and marketing                     1,222             2,656        2,520
  General and administrative                  533             1,389        1,273
  Depreciation                                738             1,333        1,950
                                          -------           -------      -------
Revenues in excess of operating expenses    1,925           $ 4,543      $ 3,554
                                          =======           =======      =======



      The accompanying notes are an integral part of the financial statements.


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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS
(in thousands)



1. BASIS OF PRESENTATION

   The statement of assets acquired and liabilities assumed by Lamar Advertising Company ("Lamar") of the National Advertising Company ("NADCO"), previously a wholly-owned subsidiary of Minnesota Mining and Manufacturing Company ("3M"), from Outdoor Systems, Inc. ("OSI") include only those accounts related to the assets sold to Lamar, pursuant to the Asset Purchase Agreement ("the Agreement"), dated as of August 15, 1997, between Lamar and OSI. These acquired assets and liabilities assumed and related revenues and expenses are hereafter referred to as "Lamar Acquisition."

   Lamar Acquisition owns and operates advertising display faces in certain outdoor media markets in the United States and sells the advertising space to national, regional and local advertisers throughout the United States.

   The accompanying financial statements present the assets acquired and liabilities assumed and the revenues and expenses of Lamar Acquisition, as described above, and are presented on the accrual basis of accounting. The financial statements exclude amounts related to federal and state income taxes and interest income. Net revenues were specifically identifiable to the Lamar Acquisition advertising display faces acquired. Certain costs and expenses, including ground rent and depreciation, are specifically identifiable to the Lamar Acquisition assets acquired. NADCO's historical financial statements include allocations of certain costs and expenses from 3M based on services provided by 3M to NADCO. Lamar Acquisition has been allocated a share of these 3M costs and expenses and other costs and expenses from NADCO, generally as follows:

       -- sales related costs and expenses have been allocated by market area based on the percentage of Lamar Acquisition's advertising display faces, by market area, in relation to NADCO's total advertising display faces, by market area for each respective year; and

       -- marketing and general and administrative costs and expenses have been allocated based on the percentage of Lamar Acquisition's revenues in relation to NADCO's total revenues, for each respective year.

   The accompanying financial statements may not necessarily be indicative of the assets acquired and liabilities assumed and revenues and expenses of Lamar Acquisition in the future or what the assets acquired and liabilities assumed and revenues and expenses would have been had Lamar Acquisition been operated as a separate, independent entity during the periods presented.


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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS
(in thousands)



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   REVENUE RECOGNITION

   Lamar Acquisition's revenues are generated from contracts with advertisers generally covering periods ranging from one to thirty-six months. Lamar Acquisition recognizes revenues ratably over the contract term and defers customer prepayment of rental fees.

   PREPAID LAND RENT

   Most of Lamar Acquisition's advertising structures are located on leased land. Land rents are generally paid in advance for periods ranging from one to twelve months. Prepaid rents are expensed ratably over the related rent term.

   INVENTORIES

   Inventories consist principally of parts and materials for the construction and replacement of outdoor signage. Inventories are stated at the lower of cost or market, cost being determined using the first-in, first-out (FIFO) method.

   PROPERTY, PLANT AND EQUIPMENT

   Property, plant, and equipment are stated at cost. Depreciation is recorded using the straight-line method over estimated useful lives of the assets.

   Repairs and maintenance are charged to expense when incurred. Expenditures for significant improvements are capitalized.

   IMPAIRMENT OF LONG-LIVED ASSETS

   Lamar Acquisition assesses the impairment of its long-lived assets, including property and equipment, whenever economic events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. Long-lived assets are considered to be impaired when the sum of the expected future operating cash flows, undiscounted and without interest charges, is less than the carrying amounts of the related assets.

   PENSION AND POSTRETIREMENT PLANS

   NADCO employees participated in 3M pension and postretirement plans. NADCO has accounted for its participation in the 3M plans as a participation in multi-employer plans. Accordingly, the statement of revenues and expenses includes an allocation from 3M for these costs that is comparable to Lamar Acquisition's required contribution to the plans for the periods presented. Additionally, no assets and liabilities have been reflected in the statement of assets acquired and liabilities assumed related to the overall 3M pension and postretirement plans since it is not practicable to segregate the amounts applicable to Lamar Acquisition.


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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS, CONTINUED
(in thousands)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

   ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets acquired and liabilities assumed and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

3. PROPERTY, PLANT AND EQUIPMENT

   Property, plant and equipment at August 14, 1997 consists of the following:

         Signs, principally outdoor advertising structures              $35,992
         Land                                                               287
         Buildings and leasehold improvements                             1,075
         Machinery and equipment                                            396
         Furniture and fixtures                                             776
                                                                        -------
                                                                         38,526
         Accumulated depreciation and amortization                      (25,082)
                                                                        -------
         Property, plant and equipment, net                             $13,444
                                                                        =======



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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS, CONTINUED
(in thousands)


4. OPERATING LEASES

   Rental expense for operating leases totaled $5,637 and $5,054, including contingent rental payments of $364 and $303 for the years ended December 31, 1996 and 1995, respectively. Contingent payments are primarily based on related signage revenues. Land leases are generally entered into for terms of 10 years or less.

   Minimum future lease commitments at December 31, 1996 for the next five years are as follows:


                                                           Land
                                                          Leases
                                                         -------
                  1997                                   $ 5,086
                  1998                                     5,086
                  1999                                     5,086
                  2000                                     5,086
                  2001                                     5,086
                                                         -------
                        Total minimum lease payments     $25,430
                                                         =======

   The total minimum lease payments for land leases assumes that Lamar Acquisition will continue to renew, at current lease rates, its existing leases which may expire during the five years presented.

   The amounts of minimum lease commitments were not available as of August 14, 1997; however, such amounts would be similar to the amounts as of December 31, 1996 adjusted for normal lease activity including acquisitions, renewals and terminations.

5. EMPLOYEE BENEFITS

   PENSION PLANS

   Substantially all of NADCO employees participated in defined benefit pension plans sponsored by 3M. 3M's pension benefits are based principally on an employee's years of service and compensation near retirement. The pension expense allocated to Lamar Acquisition was approximately $210 and $185 in 1996 and 1995, respectively.

   POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

   Under various 3M plans, NADCO provided health care and life insurance benefits to substantially all employees who reached retirement age while employed by 3M, their covered dependents and beneficiaries. Postretirement benefit expense has been allocated to Lamar Acquisition for approximately $106 and $83 in 1996 and 1995, respectively.




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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS, CONTINUED
(in thousands)


5. EMPLOYEE BENEFITS, CONTINUED

   DEFINED CONTRIBUTION PLANS

   Employees of NADCO also participated in a 3M sponsored Employee Savings Plan under section 401(k) of the Internal Revenue Code. Under this plan, 3M matched employee contributions of up to 6 percent of compensation at rates ranging from 10 to 85 percent depending upon 3M financial performance. 3M's matching contributions to the employee savings plan were funded through an employee stock ownership plan. Lamar Acquisition's allocation of expense related to the Employee Savings Plan was approximately $54 and $46 in 1996 and 1995, respectively.

6. TRANSACTIONS WITH RELATED PARTIES

   3M provided NADCO with various services, including certain corporate accounting, finance and administration, facility management, human resource and legal. The cost allocations to Lamar Acquisition for such services were approximately $1,028 and $978 for 1996 and 1995, respectively. The amounts allocated are based on historical or actual usage of services relative to the usage of the other participating affiliated businesses.

   Additionally, 3M allocated charges to NADCO for its share of the annual self-insurance expense, consisting of workers' compensation, auto and general liability claims. This expense allocation is based upon the ratio of the NADCO claims and loss development to the total amount of 3M claims and loss development. The self-insurance expense allocated to Lamar Acquisition was approximately $720 and $674 for 1996 and 1995, respectively.

   NADCO also rented its corporate headquarters and was charged for the use of other 3M facilities. The expense allocated to Lamar Acquisition was approximately $585 and $462 for 1996 and 1995, respectively.

   Personnel of NADCO used certain automobiles owned by 3M. Lamar Acquisition recognized approximately $111 and $100 in allocated rental expense during 1996 and 1995, respectively, related to the use of these assets.


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NATIONAL ADVERTISING COMPANY -- LAMAR ACQUISITION

NOTES TO FINANCIAL STATEMENTS, CONTINUED
(in thousands)


7. LITIGATION AND CLAIMS

   Various legal actions and claims are pending or may be instituted or asserted against Lamar Acquisition in the future, including those arising out of condemnation matters, permit appeals, property owner disputes, lease disputes and property tax issues. Liabilities have been recorded for these matters to the extent that it is probable that Lamar Acquisition will be found liable and the minimum amount of liability is determinable.

   Management believes that the ultimate outcome of all pending litigation, after considering recorded liabilities, would not have a material adverse effect on Lamar Acquisition's assets and liabilities or revenues and expenses.




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